                                                              Exhibit 10.10(iii)

                   LEASE EXTENSION AND MODIFICATION AGREEMENT


This LEASE EXTENSION AND MODIFICATION AGREEMENT is to be attached to and form a part of the Net Commercial Lease Agreement dated November 10, 1989, which together with any amendments, modifications and extensions thereof is hereinafter called the "Lease".

        Between       TRUSSELL ELECTRIC, INC.             "Landlord"

                              and

                      HORIZON HIGH REACH
                      (formerly Upright, Inc.)            "Tenant"

Furthermore, Horizon High Reach ("Tenant") agrees that upon execution of the Lease Extension and Modification Agreement, Tenant agrees to pay the Landlord a monthly rate of Five Thousand Five Hundred Ninety Eight and 33/100 ($5,598.33), which includes property taxes and insurance.

Witnesseth that the Lease is hereby renewed and extended for a further term of twelve (12) months to commence on the 1st day of January, 1998 and to end the first day of July, 1999, on condition that Landlord and Tenant comply with all the provisions of the covenants and agreements contained in the Lease. All terms of the Lease shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have signed this Lease Extension Agreement this 28 day of OCTOBER, 1997.

                                       LANDLORD: TRUSSELL ELECTRIC, INC.



                                       By: /s/ Donald L. Trussell
                                          --------------------------------------
                                               Donald L. Trussell, President


                                       TENANT: HORIZON HIGH REACH
                                               (Formerly Up-Right, Inc)


                                       By: /s/ Shaun Flanagan
                                          --------------------------------------
                                               Name:   SHAUN FLANAGAN

                                               Title:  VICE PRESIDENT


LEASE EXTENSION AND MODIFICATION AGREEMENT - Page 1 of 2

STATE OF TEXAS               (

COUNTY OF DALLAS             (

        BEFORE ME, the undersigned authority in and for said county and state, on this day personally appeared Donald L. Trussell, known to me to be the person whose name is subscribed to the foregoing instrument, and in his capacity as President for Trussell Electric, Inc., acknowledged to me that the same was the act and deed of said corporation, and that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

        GIVEN UNDER MY HAND AND SALE this 7th day of October, 1997.

                                       /S/ Debra L. Schuelke
                                          --------------------------------------
                                           Notary Public in and for
                                           the State of Texas


My Commission expires:                                 [SEAL]

5-20-2000
-------------------------------------


STATE OF CALIFORNIA          (

COUNTY OF FRESNO             (

        BEFORE ME, the undersigned authority in and for said county and state, on this day personally appeared SHAUN FLANAGAN, known to me to be the person whose name is subscribed to the foregoing instrument, and in his capacity as VICE PRESIDENT for Horizon High Reach, Inc. acknowledged to me that the same was the act and deed of said corporation, and that he executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.


        GIVEN UNDER MY HAND AND SALE this 28TH day of OCTOBER, 1997.

                                       /s/ Cheryl M. Menser
                                          --------------------------------------
                                           Notary Public in and for the
                                           State of CALIFORNIA


My Commission expires:                                 [SEAL]

May 23, 2000
----------------------------------

LEASE EXTENSION AND MODIFICATION AGREEMENT - Page 2 of 2